UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

Of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 10, 2017

Commission file number: 001-33225

Great Lakes Dredge & Dock Corporation

(Exact name of registrant as specified in its charter)

Delaware	20-5336063
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

2122 York Road, Oak Brook, IL	60523
(Address of principal executive offices)	(Zip Code)

(630) 574-3000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01.	Other Events.

Attached as Exhibit 99.1 hereto is a recast of certain information in Item 15. Exhibits and Financial Statement Schedules updating certain information originally included in the Annual Report on Form 10-K for the year ended December 31, 2016, of Great Lakes Dredge & Dock Corporation (the "Company"). The Company intends to file a Registration Statement on Form S-4 with the United States Securities and Exchange Commission, and the Company is filing this Current Report on Form 8-K to present updated guarantor financial information under Rule 3-10 of Regulation S-X. The updated presentation of the guarantor information reflects the release of certain of the Company’s 100% owned domestic subsidiaries as guarantors under the Company’s $325 million in Senior Notes due in 2022. Further details regarding the recast presentation are set forth in Note 18 to the recast consolidated financial statements and is included in Exhibit 99.1. Other than the changes reflected in Note 18, no other revisions have been made to the consolidated financial statements previously included in the Company's Annual Report on Form 10-K for the year ended December 31, 2016.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Exhibit

23.1	Consent of Deloitte & Touche LLP. *

99.1	Financial Statements and Financial Statement Schedules of Great Lakes Dredge & Dock Corporation’s Annual Report on Form 10-K for the year ended December 31, 2016.*

101.INS	XBRL Instance Document. *

101.SCH	XBRL Taxonomy Extension Schema. *

101.CAL	XBRL Taxonomy Extension Calculation Linkbase. *

101.DEF	XBRL Taxonomy Extension Definition Linkbase. *

101.LAB	XBRL Taxonomy Extension Label Linkbase. *

101.PRE	XBRL Taxonomy Extension Presentation Linkbase. *

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

GREAT LAKES DREDGE & DOCK CORPORATION
(registrant)

By:	/s/ Mark W. Marinko
Mark W. Marinko
Senior Vice President and Chief Financial Officer

Date: August 10, 2017

EXHIBIT INDEX

Number	Document Description

23.1	Consent of Deloitte & Touche LLP. *

99.1	Financial Statements and Financial Statement Schedules of Great Lakes Dredge & Dock Corporation’s Annual Report on Form 10-K for the year ended December 31, 2016.*

101.INS	XBRL Instance Document. *

101.SCH	XBRL Taxonomy Extension Schema. *

101.CAL	XBRL Taxonomy Extension Calculation Linkbase. *

101.DEF	XBRL Taxonomy Extension Definition Linkbase. *

101.LAB	XBRL Taxonomy Extension Label Linkbase. *

101.PRE	XBRL Taxonomy Extension Presentation Linkbase. *